UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2006



                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

             Delaware                                  62-1040440
     (State or other jurisdiction                    (IRS employer
         of incorporation)                         identification No.)

                                    000-21788
                            (Commission file number)

                    One Cotton Row, Scott, Mississippi       38772
               (Address of principal executive offices)    (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

                                       N/A

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a communication that was distributed by Delta and Pine Land Company ("D&PL, or the "Company") to its international markets related to the previously announced execution of a definitive merger agreement whereby Monsanto will acquire D&PL.

In connection with Monsanto Company's ("Monsanto") proposed acquisition of Delta and Pine Land Company ("D&PL") pursuant to the terms of an Agreement and Plan of Merger by and among D&PL, Monsanto, and a wholly-owned subsidiary of Monsanto, D&PL will file a proxy statement with the Securities and Exchange Commission (the "SEC"). Investors are urged to read the proxy statement (including all amendments and supplements to it) because it will contain important information. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about D&PL, without charge, at the SEC's Internet site (www.sec.gov). These documents may also be obtained for free from D&PL's Investor Relations web site (www.deltaandpine.com) or by directing a request to D&PL at: Delta and Pine Land Company, Corporate Offices, P.O. Box 157, Scott, MS 38772.

D&PL and its respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from D&PL's stockholders in respect of the proposed transaction.

Information regarding D&PL's directors and executive officers is available in D&PL's proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on November 29, 2005. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction.

This written communication contains forward-looking statements that involve risks and uncertainties concerning Monsanto's proposed acquisition of D&PL, D&PL's expected financial performance, as well as D&PL's strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of customers of Monsanto and D&PL to the transaction; Monsanto's ability to successfully integrate D&PL's operations and employees; and general economic conditions. In addition, please refer to the documents that Monsanto and D&PL file with the SEC on Forms 10-K, 10-Q and 8-K. The filings by each of Monsanto and D&PL identify and address other important factors that could cause their respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. Monsanto and D&PL are under no duty to update any of the forward-looking statements after the date of this press release to conform to actual results.



Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description
-----------    -----------
99.1           Copy of Communication from Delta and Pine Land Company to
               international markets

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date: August 25, 2006      /s/ Kenneth M. Avery
                          --------------------
                          Kenneth M. Avery,
                          Vice President - Finance, Treasurer and Assistant Secretary